FAIR VALUE OPTION	12 Months Ended
Sep. 30, 2013
Fair Value Disclosures [Abstract]
FAIR VALUE OPTION

(22) FAIR VALUE OPTION

On October 1, 2008, the Company elected to measure loans held for sale at fair value. This portfolio is made up entirely of mortgage loans held for immediate sale with servicing released. Such loans are sold prior to origination at a contracted price to outside investors on a best-efforts basis (i.e., the loan becomes mandatorily deliverable to the investor only when, and if, it closes) and remain on the Company’s balance sheet for a very short period of time, typically less than one month. It is management’s opinion, given the short-term nature of these loans, that fair value provides a reasonable measure of the economic value of these assets. In addition, carrying such loans at fair value eliminates some measure of volatility created by the timing of sales proceeds from outside investors, which typically occur in the month following origination.

The aggregate fair value of these loans was $2.1 million and $3.8 million greater than the aggregate unpaid principal balance at September 30, 2013 and 2012, respectively. Interest income on loans held for sale is included in interest on loans receivable in the accompanying statements of income.